EXHIBIT 23.1



                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-18201) pertaining to the 1996 Stock Option Plan of TV Filme, Inc. of our report dated March 12, 1999 with respect to the consolidated financial statements of TV Filme, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1998.

                                                  /s/ ERNST & YOUNG
                                                  Auditores Independentes, S. C.

Sao Paulo, Brazil
April 14, 1999